UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No.3
FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2014

SOLAR3D, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49805	01-0592299
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

26 West Mission Avenue #8 Santa Barbara, CA	93101
(Address of Principal Executive Offices)	(Zip Code)

(805) 690-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement
Item 2.01   Completion of Acquisition or Disposition of Assets
Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 28, 2015, Solar3D, Inc. (the “Company”) entered into an amended and restated Asset Purchase Agreement (the “Amended Agreement”) with MD Energy, LLC (“MDE”), MD Energy, Inc. (“MD Energy”), Danny Mitchell and Andrea Mitchell in connection with the acquisition of the tangible and intangible assets of MD Energy, LLC, including cash and cash and cash equivalents (the “Acquisition”), which acquisition was previously disclosed in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on November 3, 2014, as amended on January 7, 2015 and on February 28, 2015.

MD Energy focuses its operations on the commercial market for Southern California.  MD Energy designs, arranges financing, monitors and maintains solar systems, but outsources the physical construction of the systems. In 2014, MD Energy installed 14 systems totaling 3.35MW of capacity.

Pursuant to the terms of the Amended Agreement, the consideration for the Acquisition of MDE was amended to reduce the consideration to $3,500,000 plus or minus the applicable Working Capital Surplus or Working Capital Deficit, $850,000 of which is payable in cash and $2,650,000 is payable pursuant to the terms of a Convertible Promissory Note (the “Note”). The cash payment is payable in two tranches, $400,000 at closing and $450,000 payable within thirty days of the closing. The Working Capital Deficit refers to the amount by which working capital (current assets less current liabilities) is less than $200,000 and Working Capital Surplus refers to the amount by which working capital is greater than $200,000. In the event of a Working Capital Deficit, such amount shall be deducted from the cash payment payable.

The closing of the Acquisition was completed on March 2, 2015 (the “Closing”).

At the Closing, the Company issued the Note to MDE. The Note bears simple interest at a rate of 4% per annum and matures on February 28, 2020. The Note is convertible in one-third increments of the outstanding balance on or after each of November 30, 2015, November 30, 2016 and November 30, 2017 at a conversion price of $2.60. Commencing on March 31, 2015, and on each quarter during the first two years, the Company shall make interest only payments of interest accrued during the prior quarter. Commencing with the quarter ending June 30, 2017, the Company shall make quarterly payments of accrued interest and $220,833.33 through the maturity date of the Note.

Also, at the Closing, MD Energy entered into an employment agreement with Danny Mitchell (the “Employment Agreement”), pursuant to which Mr. Mitchell will serve as Chief Executive Officer and President of MD Energy. The Employment Agreement provides for an annual compensation of $150,000 and is terminable by either party at-will.

The foregoing description is a summary only, does not purport to set forth the complete terms of the Amended Agreement, the Note, and the Employment Agreement or any other related ancillary documents which are exhibits to the Amended Agreement, and is qualified in its entirety by reference to the each of Exhibits 2.1, 10.1 and 10.2, respectively, filed as exhibits to this Current Report.

Item 7.01                      Regulation FD Disclosure

On March 3, 2015, the Company issued a press release with respect to the Closing of the Acquisition, a copy of which is attached hereto as Exhibit 99.1.

Also, on March 3, 2015 the Company issued a press release which announced the Company’s preliminary financial results for the fourth quarter and year ended December 31, 2014 and issued 2015 revenue guidance. A copy of the press is attached hereto as Exhibit 99.2. The Company cautions users of this information that it is based on information available to the Company as of the date of this filing, and actual results may vary. The Company does not undertake any obligation to update these projections or financial guidance as conditions change or as additional information becomes available.

The information disclosed under this Item 7.01, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Cautionary Note Regarding Forward-Looking Statements

Certain Statements in this current report on Form 8-K that are not historical facts constitute forward-looking statements.  Examples of forward-looking statements include statements relating to industry prospects, our future economic performance including anticipated revenues and expenditures, results of operations or financial position, and other financial items, our business plans and objectives, and may include certain assumptions that underlie forward-looking statements. Risks and uncertainties that may affect our future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements include, among other things, those listed under “Risk Factors” in the reports that we file with the Securities and Exchange Commission.

In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,”  “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology.

These statements are subject to business and economic risk and reflect management’s current expectations, and involve subjects that are inherently uncertain and difficult to predict. Actual events or results may differ materially. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of these statements. We are under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

Item 9.01                         Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
2.1	Amended and Restated Asset Purchase Agreement dated February 28, 2015 with MD Energy, LLC, MD Energy, Inc., Danny Mitchell and Andrea Mitchell
10.1	Employment Agreement dated February 28, 2015 between MD Energy, Inc. and Danny Mitchell
10.2	Convertible Promissory Note issued February 28, 2015
99.1	Press Release issued March 3, 2015
99.2	Press Release issued March 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOLAR3D, INC.

Date: March 3, 2015	By:	/s/ James B. Nelson
Name: James B. Nelson
Title: Chief Executive Officer